UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 31, 2006

CHAPARRAL STEEL COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51307	20-2373478

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Ward Road, Midlothian, TX	76065

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code    (972) 775-8241

(N/A)

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5—Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Mr. Joseph D. Mahaffey was elected to the registrant’s Board of Directors effective as of May 31, 2006.  Mr. Mahaffey will serve on both the Compensation Committee and the Governance Committee of the Board of Directors.  Mr. Mahaffey’s term of office will expire at the registrant’s 2006 Annual Meeting of Stockholders. Mr. Mahaffey’s election to the registrant’s Board of Directors was not pursuant to any arrangement or understanding with any other persons.

For his service as a director during the period prior to the registrant’s 2006 Annual Meeting of Stockholders, Mr. Mahaffey will receive (i) a director retainer, (ii) committee retainers, (iii) a grant of restricted stock and (iv) the right to designate charitable contributions, as set forth below:

Director Retainer	$20,000

Compensation Committee Retainer	$500

Governance Committee Retainer	$500

Restricted Stock Grant	1,000 shares of common stock

Charitable Contribution (during the 2006 calendar year)	Up to $5,000

The shares of restricted stock issued to Mr. Mahaffey were issued on May 31, 2006 and will become vested and will no longer be subject to forfeiture on the date of the registrant’s 2006 Annual Meeting of Stockholders; provided however, any shares of restricted stock which have not vested will be forfeited upon Mr. Mahaffey’s resignation or removal as a director of the registrant.  As of May 30, 2006, the closing price for the registrant’s common stock, $.01 par value per share, was $60.99.

Section 7—Regulation FD

Item 7.01.  Regulation FD Disclosure

The information set forth in the press release attached hereto as Exhibit 99.1 is incorporated herein by reference. Pursuant to General Instruction B.2 of Form 8-K, the press release attached as Exhibit 99.1 is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, but is instead furnished for purposes of that instruction.

Section 9—Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired. n/a
(b) Pro Forma Financial Information. n/a
(c) Shell Company Transactions. n/a
(d) Exhibits. Exhibit 99.1—Press Release issued May 31, 2006

Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 31, 2006	CHAPARRAL STEEL COMPANY

	By:	/s/Robert E. Crawford, Jr.

Vice President and General Counsel

Exhibit  99.1 Press Release Issued May 31, 2006